Exhibit 10.1

THIRTEENTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF OCTOBER 29, 2018
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
AND ROYAL BANK OF CANADA,
AS CO-SYNDICATION AGENTS,
COMPASS BANK AND SG AMERICAS SECURITIES, LLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC.
AND CAPITAL ONE, NATIONAL ASSOCIATION,
AS JOINT LEAD ARRANGERS AND BOOKRUNNERS

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT
THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 29, 2018, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, that certain Twelfth Amendment dated as of May 4, 2018, and as otherwise further amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section and article references in this Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by
(a)    amending, adding or restating the following terms in the appropriate alphabetical order as follows:

“Agreement” means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, that certain Twelfth Amendment dated as of May 4, 2018, that certain Thirteenth Amendment dated as of October 29, 2018, and as the same may from time to time be further amended, modified, supplemented or restated.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Capital Lease” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases or financing leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder. For the avoidance of doubt, any lease that was or would have been characterized as an operating lease in accordance with GAAP on the Effective Date (whether or not such lease was in effect on such date) shall be excluded from this definition for purposes of this Agreement regardless of any change in GAAP following the Effective Date that would otherwise require such operating lease to be recorded on the balance sheet.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“LIBO Rate” means, subject to the implementation of a Replacement Rate in accordance with Section 3.03(c), for any interest rate calculation with respect to a Eurodollar Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable

Interest Period. If, for any reason, such rate is not so published then “LIBO Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period.

Each calculation by the Administrative Agent of the LIBO Rate shall be conclusive and binding for all purposes, absent manifest error.

Notwithstanding the foregoing, (i) in no event shall the LIBO Rate (including, without limitation, any Replacement Rate with respect thereto) be less than 0% and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(c), in the event that a Replacement Rate with respect to the LIBO Rate is implemented then all references herein to the LIBO Rate shall be deemed references to such Replacement Rate.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

“Pricing Increase” has the meaning assigned to such term in the definition of “Applicable Margin”.

“Replacement Rate” has the meaning assigned to such term in Section 3.03(c).

(b)    amending the Borrowing Base Utilization Grid in the defined term “Applicable Margin” to read as follows:

Borrowing Base Utilization Grid*
Utilization Percentage	<25%	≥ 25% but <50%	≥ 50% but <75%	≥ 75% but <90%	≥ 90%
Eurodollar Loans	1.25%	1.50%	1.75%	2.00%	2.25%
ABR Loans	0.25%	0.50%	0.75%	1.00%	1.25%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

*At any time the financial statements most recently delivered by the Borrower to the Administrative Agent pursuant to Section 8.01(a) or Section 8.01(b), as applicable, reflect that the Borrower’s ratio of Total Debt to EBITDA as determined pursuant to Section 9.01(a), is greater than 3.00 to 1.00, the percentages in the rows titled “Eurodollar Loans” and “ABR Loans” contained in the Borrowing

Base Utilization Grid shall be increased by 0.25% (the “Pricing Increase”) until such time as the Borrower delivers financial statements to the Administrative Agent pursuant to Section 8.01(a) or Section 8.01(b), as applicable, that reflect that the Borrower’s ratio of Total Debt to EBITDA as determined pursuant to Section 9.01(a), is less than or equal to 3.00 to 1.00. Adjustments to such percentages, if any, shall go into effect on the date the Administrative Agent receives the applicable financial statements and corresponding compliance certificate as required pursuant to Sections 8.01(a), 8.01(b) and 8.01(c), as applicable; provided that if the Borrower has not delivered such financial statements and corresponding compliance certificate within the time period specified by such Sections, then effective as of the date such financial statements and corresponding compliance certificate were required to be delivered pursuant to such Sections, the Pricing Increase shall immediately go into effect and shall remain in effect until the date such financial statements and corresponding compliance certificate are delivered by the Borrower to the Administrative Agent (for the avoidance of doubt, if such financial statements and corresponding compliance certificate, when delivered, reflect that the Borrower’s ratio of Total Debt to EBITDA is greater than 3.00 to 1.00, then the Pricing Increase shall remain in effect).

2.2    Amendment to Article I. Article I is hereby amended by adding a new Section 1.07 as follows:
“Section 1.07    Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBO Rate”.

2.3    Amendment to Section 3.03(a). Section 3.03(a) is hereby amended by inserting the following at the beginning thereof:
“unless and until a Replacement Rate is implemented in accordance with Section 3.03(c) in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof or otherwise, if for any reason”

2.4    Amendment to Section 3.03. Section 3.03 is hereby amended by deleting the “or” at the end of Section 3.03(a), deleting the “.” At the end of Section 3.03(b) and replacing it with “; or” and adding the following new Section 3.03(c):
“(c)    notwithstanding anything to the contrary in Section 3.03(a) above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 3.03(a) have arisen and that such circumstances are unlikely to be temporary or (ii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (with the consent of the Borrower and as determined by the Administrative Agent and the Borrower to be generally in accordance with similar situations in other transactions in which the Administrative Agent is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 3.03(a), 3.03(c)(i), 3.03(c)(ii) or 3.03(c)(iii) occurs with respect to the Replacement Rate or (B) the Majority Lenders (directly, or through the Administrative Agent) notify the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 3.03(c). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 12.02(b)), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Majority Lenders, with each such notice stating that such Lender objects to such amendment (which such notice shall note with specificity the particular provisions of the amendment to which such Lender objects). To the extent the Replacement Rate is approved by the Administrative Agent and the Borrower in connection with this Section 3.03(c), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders).”

2.5    Amendment to Section 7.11. Section 7.11 is hereby amended by adding the following sentence at the end thereof:
“All of the information included in the Beneficial Ownership Certification most recently provided to each Lender, if applicable, is true and correct as of the date thereof.”

2.6    Amendment to Section 8.01. Section 8.01 is hereby amended by adding the following new Section 8.01(p):
“(p)    Beneficial Ownership. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall (i) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (ii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation.”

2.7    Amendment to Section 12.02(b). Section 12.02(b) is hereby amended by deleting the “.” And the end thereof and adding the following:
“and the Administrative Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 3.03(c) in accordance with the terms of Section 3.03(c).”

Section 3.    Borrowing Base. From and after the Amendment Effective Date, the Borrowing Base is $1,300,000,000 and the Aggregate Elected Commitment Amount is $1,100,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for November 1, 2018. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement. Pursuant to Section 2.07A(b)(v) of the Credit Agreement, Annex I to the Credit Agreement is hereby amended as set forth on Annex I to this Amendment.
Section 4.    Assignments and Reallocations. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Elected Commitment Amounts. The Administrative Agent and the Borrower hereby consent to such reallocation and assignments of the Maximum Credit Amounts and Elected Commitment Amounts. On the Amendment Effective Date and after giving effect to such reallocations and assignments, the Maximum Credit Amount and Elected Commitment Amount of

each Lender shall be as set forth on Annex I of this Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation and assignments, each Lender shall be deemed to have acquired the Maximum Credit Amount and Elected Commitment Amount allocated to it from each of the other Lenders and pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement as if each such Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with the assignments in this Amendment and for purposes of such assignments only, the Lenders, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii)(C).
Section 5.    Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Amendment Effective Date”):
5.1    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including a fee paid to the Administrative Agent for the benefit of each Lender on a pro rata basis equal to thirty-five (35) bps of the amount (if positive) by which such Lender’s Elected Commitment Amount in effect on the Amendment Effective Date exceeds such Lender’s Elected Commitment Amount immediately prior to the Amendment Effective Date.
5.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
5.3    The Administrative Agent shall have received, for each Lender that request such, an executed Note reflecting its Maximum Credit Amount as set forth on Annex I hereto.
5.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
5.5    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
5.6    Upon the reasonable request of the Administrative Agent or any Lender prior to the Amendment Effective Date, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment (i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.3    Loan Document. This Amendment is a Loan Document.
6.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Robert James
Name: Robert James
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By: /s/ Joseph Cariello
Name: Joseph Cariello
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE,
as a Lender

By: /s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMPASS BANK,
as a Lender

By: /s/ Kari McDaniel
Name: Kari McDaniel
Title: Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Daniel Winters
Name: Daniel Winters
Title: Assistant Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By: /s/ Ryan Knape
Name: Ryan Knape
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Beth Johnson
Name: Beth Johnson
Title: Executive Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

IBERIABANK,
as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMERICA BANK,
as a Lender

By: /s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

REGIONS BANK,
as a Lender

By: /s/ Iris Zhang
Name: Iris Zhang
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SUNTRUST BANK,
as a Lender

By: /s/ Nina Johnson
Name: Nina Johnson
Title: Director

Signature Page to Thirteenth Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ANNEX I

LIST OF APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, National Association	7.05%	$141,000,000.00	$77,550,000.00
Capital One, N.A.	7.05%	$141,000,000.00	$77,550,000.00
Citibank, N.A.	7.05%	$141,000,000.00	$77,550,000.00
ABN AMRO Capital USA LLC	5.46%	$109,200,000.00	$60,060,000.00
BMO Harris Bank, N.A.	5.46%	$109,200,000.00	$60,060,000.00
Compass Bank	5.46%	$109,200,000.00	$60,060,000.00
Credit Agricole Corporate and Investment Bank	5.46%	$109,200,000.00	$60,060,000.00
Goldman Sachs Bank USA	5.46%	$109,200,000.00	$60,060,000.00
PNC Bank National Association	5.46%	$109,200,000.00	$60,060,000.00
Royal Bank of Canada	5.46%	$109,200,000.00	$60,060,000.00
Societe Generale	5.46%	$109,200,000.00	$60,060,000.00
The Bank of Nova Scotia, Houston Branch	5.46%	$109,200,000.00	$60,060,000.00
Bank of America, N.A.	4.06%	$81,200,000.00	$44,660,000.00
Credit Suisse AG, Cayman Islands Branch	4.06%	$81,200,000.00	$44,660,000.00
Iberiabank	4.06%	$81,200,000.00	$44,660,000.00
KeyBank National Association	4.06%	$81,200,000.00	$44,660,000.00
SunTrust Bank	4.06%	$81,200,000.00	$44,660,000.00
Comerica Bank	3.34%	$66,800,000.00	$36,740,000.00
Regions Bank	3.34%	$66,800,000.00	$36,740,000.00
Associated Bank, N.A.	2.73%	$54,600,000.00	$30,030,000.00
TOTAL	100.00%	$2,000,000,000.00	$1,100,000,000.00

ANNEX I